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                                                                 EXHIBIT 10.15

                            MODIFICATION OF MORTGAGE


THIS MODIFICATION OF MORTGAGE IS DATED NOVEMBER 10, 1997, BETWEEN AMERICAN STONE CORPORATION (REFERRED TO BELOW AS "GRANTOR"), WHOSE ADDRESS IS P.O. BOX 261, AMHERST, OH 44001; AND FIRSTMERIT BANK, N.A. (REFERRED TO BELOW AS "LENDER"), WHOSE ADDRESS IS 123 WEST PROSPECT AVENUE, CLEVELAND, OH 44115.

MORTGAGE. Grantor and Lender have entered into a mortgage dated September 13, 1996 (the "Mortgage") recorded in Lorain County, State of Ohio as follows:

         RECORDED BY U.S. TITLE IN VOLUME 1367, PAGES 64 THROUGH 76 IN THE LORAIN COUNTY RECORDER'S OFFICE.

REAL PROPERTY DESCRIPTION. The Mortgage covers the following described real property (the "Real Property") located in Lorain County, State of Ohio:

         SEE "EXHIBIT A" ATTACHED.

The Real Property or its address is commonly known as STATE ROUTE 113, AMHERST, OH 44001. The Real Property tax identification number is 05-00-093-000-019, 05-00-094-102-024, 05-00-091-101-014, 05-00-092-000-018, 05-00-008-000-009,
05-00-009-000-092, 01-00-057-000-012 and 01-00-072-000-013.

MODIFICATION.  Grantor and Lender hereby modify the Mortgage as follows:

         INCREASE PRINCIPAL AMOUNT TO 1,250,000.00.

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Mortgage shall remain unchanged and in full force and effect. Consent by Lender to this Modification does not waive Lender's right to require strict performance of the Mortgage as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Mortgage (the "Note"). It is the intention of Lender to retain as liable all parties to the Mortgage and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Mortgage does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions.
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EACH GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF
MORTGAGE, AND EACH GRANTOR AGREES TO ITS TERMS.

GRANTOR:

AMERICAN STONE CORPORATION


BY:  /s/ DAVID TYRRELL
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     DAVID TYRRELL, PRESIDENT

SIGNED, ACKNOWLEDGED AND DELIVERED IN THE PRESENCE OF:

X   /s/ LAWRENCE ALLEN
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     WITNESS

X
     WITNESS

LENDER:

FIRSTMERIT BANK, N.A.

BY:  /s/ LAWRENCE ALLEN
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     AUTHORIZED OFFICER